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                                                                     EXHIBIT 1.1


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                         AMERICAN COMMERCIAL LINES INC.

                            (a Delaware corporation)

                               Shares of Common Stock

                               PURCHASE AGREEMENT

























Dated:       , 2005



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                         AMERICAN COMMERCIAL LINES INC.

                            (a Delaware corporation)

                               Shares of Common Stock

                           (Par Value $0.01 Per Share)

                               PURCHASE AGREEMENT


                                                                         , 2005
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated

UBS Securities LLC
as Representatives of the several Underwriters
C/O      MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED
4 World Financial Center
New York, New York  10080

Ladies and Gentlemen:

         American Commercial Lines Inc., a Delaware corporation (the "Company"), and GVI Holdings, Inc., a Delaware corporation, (the "Selling Shareholder"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch and UBS Securities LLC are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Shareholder, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") set forth in Schedules A and B hereto and (ii) the grant by the Selling Shareholder to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or
any part of       additional shares of Common Stock to cover overallotments,
if any. The aforesaid       shares of Common Stock (the "Initial Securities")
to be purchased by the Underwriters and all or any part of the       shares of
Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

         The Company and the Selling Shareholder understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

         The Company, the Selling Shareholder and the Underwriters agree that up
to       shares of the Securities to be purchased by the Underwriters (the
"Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company (the "Invitees"), as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such


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Reserved Securities are not orally confirmed for purchase by Invitees by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-126696), including the related preliminary prospectus or prospectuses, covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or

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         prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives or the Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered thereby. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus under the captions "Prospectus Summary - Summary Historical Consolidated Financial Information," "Selected Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or



                                       3
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         in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (v) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vi) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated or organized and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock or membership interests of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or membership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on
         Exhibit 21 to the Registration Statement and (b) certain other subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

                  (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholder, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

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                  (ix) Authorization and Description of Securities. The
         Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms, in all material respects, to all statements relating thereto contained in the Prospectus and such description conforms, in all material respects, to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (x) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities by the Company and the use of the proceeds from the sale of the Securities by the Company as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (xi) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and to the knowledge of the Company, there is not any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

                  (xii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which could reasonably be expected to result in a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the



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         performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xiv) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

                  (xvi) Absence of Manipulation. Neither the Company nor any controlled affiliate of the Company has taken, nor will the Company or any such affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (xvii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which,



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         singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xviii) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, have a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xix) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xx) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxi) Registration Rights. Except for the registration rights of the Selling Shareholder described in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                  (xxii) Insurance. The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is prudent and customary for the conduct of their respective businesses and the value of their respective properties.

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                  (xxiii) Taxes. The Company and each of its Subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, except such as are being contested in good faith by appropriate proceedings, and except as would not have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, might have, a Material Adverse Effect.

                  (xxiv) Controls. The Company and each of its Subsidiaries (A) make and keep accurate books and records and (B) maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (iii) access to its assets is permitted only in accordance with management's authorization and (iv) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (xxv) Sarbanes-Oxley. The Company and each of its Subsidiaries is in compliance, in all material respects, with the provisions of the Sarbanes-Oxley Act of 2002 to the extent currently applicable to it.

         (b) Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

                  (i) Accurate Disclosure. The Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper) includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading insofar as the statements relate to written information about the Selling Shareholder provided by the Selling Shareholder to the Company for use in the Prospectus; the Selling Shareholder is not prompted to sell the Securities to be sold by the Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

                  (ii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

                  (iii) Authorization of Power of Attorney and Custody Agreement. The Power of Attorney and Custody Agreement, in the form heretofore furnished to the Representatives (the "Power of Attorney and Custody Agreement"), has been duly authorized, executed and delivered by the Selling Shareholder and is the valid and binding agreement of the Selling Shareholder.

                  (iv) Noncontravention. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by the Selling Shareholder and the consummation of the transactions contemplated herein and compliance by the Selling Shareholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Shareholder or any property or assets of the Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or

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         credit agreement, note, license, lease or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound, or to which any of the property or assets of the Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its properties.

                  (v) Valid Title. The Selling Shareholder has, and at the Closing Time or the relevant Date of Delivery, as the case may be, will have, valid title to the Securities to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Shareholder.

                  (vi) Delivery of Securities. Upon the Underwriters' acquiring possession of the Securities to be sold by the Selling Shareholder and paying the purchase price therefor pursuant to this Agreement, the Underwriters (assuming that no such Underwriter has notice of any "adverse claim", within the meaning of Section 8-105 of the New York Uniform Commercial Code, to such Securities) will acquire their respective interests in such Securities (including, without limitation, all rights that the Selling Shareholder had or has the power to transfer in such Securities) free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code.

                  (vii) Absence of Manipulation. The Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (viii) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

                  (ix) No Association with NASD. Neither the Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is a person associated with (within the meaning of Article I (dd) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

         (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Shareholder to the Underwriters as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Shareholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or the Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder hereby grants an option to the Underwriters,
severally and not jointly, to purchase up to an additional       shares of
Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Selling Shareholder setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Latham & Watkins LLP, 233 South Wacker Drive, Suite 5800, Chicago, Illinois 60606, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholder, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Shareholder (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholder, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Shareholder.

         Payment shall be made to the Company and the Selling Shareholder by wire transfer of immediately available funds to bank account(s) designated by the Company and the Custodian pursuant to the Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch and UBS Securities LLC, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

         (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

         (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration

Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (g) Rule 158. The Company will timely file such reports pursuant to the Securities Exchange Act of 1934 (the "1934 Act") as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

         (i) Listing. The Company will use its best efforts to effect the listing of the Common Stock (including the Securities) on the Nasdaq National Market.

         (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.

         (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

         (l) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted and the Company's obligations under this Section 3(l) will extend only to such persons, subject to applicable law. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

         SECTION 4. Payment of Expenses.

         (a) Expenses. Subject to Sections 4(b), the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Representatives and consented to by the Company in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show and (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (xi) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq National Market and (xii ) any costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters incurred in connection with matters related to the Reserved Securities which are designated by the Company for sale to Invitees. It is understood, however, that except as expressly provided elsewhere in this Agreement, the Underwriters will pay all of their own expenses, including fees of their counsel.

         (b) Expenses of the Selling Shareholder. Notwithstanding Section 4(a) above and subject to Section 4(c), the Selling Shareholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of its counsel and other advisors.

         (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         (d) Allocation of Expenses. If the Company is required to make any payment to the Underwriters under Section 4(c) in connection with any termination of this Agreement pursuant to Section 5 or 11(a) relating to the Selling Shareholder under circumstances where there was no basis for the Representatives to terminate this Agreement pursuant to Section 5 or 11(a) relating to the Company, the Selling Shareholder shall reimburse the Company on demand for all amounts so paid.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholder contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of the Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

         (b) Opinion of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of (i) Sidley Austin Brown & Wood LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto, and (ii) the General Counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto.

         (c) Opinion of Counsel for the Selling Shareholder. At Closing Time, the Representatives shall have received the favorable opinion, dated as of
Closing Time, of      , counsel for the Selling Shareholder, in form and
substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto.

         (d) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Latham & Watkins LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (ii), (v), (vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (viii) through (x), inclusive, (xi), (xiii) (solely as to the information in the Prospectus under "Description of Capital Stock--Common Stock") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no Material Adverse Effect, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

         (f) Certificate of Selling Shareholder. At Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of the Selling Shareholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of the Selling Shareholder contained in
Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

         (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

         (h) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (i) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the Nasdaq National Market, subject only to official notice of issuance.

         (j) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (k) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of
(i) Exhibit D hereto signed by the persons listed on Schedule D hereto and (ii) Exhibit E hereto signed by HY I Investments, L.L.C.

         (l) Maintenance of Rating. Since the execution of this Agreement, there shall not have been any decrease in the rating of any of the Company's securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act) or any notice given to the Company of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (m) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholder contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Shareholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (ii) Certificate of Selling Shareholder. A certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of the Selling Shareholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

                  (iii) Opinion of Counsel for Company. The favorable opinion of
         (i) Sidley Austin Brown & Wood LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(i) hereof, and (ii) the General Counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(ii) hereof.

                  (iv) Opinion of Counsel for the Selling Shareholder. The
         favorable opinion of      , counsel for the Selling Shareholder, in
         form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                  (v) Opinion of Counsel for Underwriters. The favorable opinion of Latham & Watkins LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (vi) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to
         Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (n) Additional Documents. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholder in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         (o) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Shareholder at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification.

         (a) Indemnification of Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company;

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives or by the Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any untrue statement or omission from any preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, liability, claim, damage or expense purchased Securities, or any person controlling such Underwriter, to the extent that a prospectus relating to such Securities was required to be delivered by such Underwriter under the 1933 Act in connection with such purchase and any such loss, liability, claim, damage or expense of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sales of the Securities to such person, a copy of the Prospectus (as then amended or supplemented) which corrected such untrue statement or omission.

         (b) Indemnification of Underwriters by the Selling Shareholders. The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, its Affiliates, its selling agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, however, that with respect to any untrue statement or omission from any preliminary prospectus, the indemnity agreement contained in this Section 6(b) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, liability, claim, damage or expense purchased Securities, or any person controlling such Underwriter, to the extent that a prospectus relating to such Securities was required to be delivered by such Underwriter under the 1933 Act in connection with such purchase and any such loss, liability, claim, damage or expense of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sales of the Securities to such person, a copy of the Prospectus (as then amended or supplemented) which corrected such untrue statement or omission. The liability under this subsection (b) of the Selling Shareholder shall be limited to an amount equal to the gross proceeds to the Selling Shareholder from the sale of Securities sold by the Selling Shareholder under this Agreement. The

Company and the Underwriter acknowledge that the statements set forth under the caption "Principal and Selling Shareholder" relating to the Selling Shareholder in any preliminary prospectus, the Prospectus (as amended) and the Registration Statement (as amended or supplemented) constitute the only information furnished in writing by or behalf of the Selling Shareholder for inclusion therein (the "Selling Shareholder Information").

         (c) Indemnification of Company, Directors and Officers and Selling Shareholder. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) or settlement of any claim in connection with any violation referred to in Section 6(f) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (f) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees to indemnify and hold harmless the Underwriters, their Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, (i) arising out of the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered; (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus wrapper or other material prepared by or with the consent of the Company for distribution to Invitees in connection with the offering of the Reserved Securities or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) caused by the failure of any Invitee to pay for and accept delivery of Reserved Securities which have been orally confirmed for purchase by any Invitee by the end of the first business day after the date of the Agreement; or (iv) related to, or arising out of or in connection with, the offering of the Reserved Securities.

         (g) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement between the Company and the Selling Shareholder with respect to indemnification.

         SECTION 7. Contribution. If the indemnification provided for in subsection (a), (b) or (c) of Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party under such paragraph shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(f) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholder and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

         The relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(f) hereof.

         The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, (A) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and (B) the Selling Shareholder shall not be required to contribute in excess of the amount equal to the gross proceeds to the Selling Shareholder from the sale of the Securities by the Selling Shareholder under this Agreement.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter's Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholder with respect to contribution.

         SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholder submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling the Selling Shareholder and (ii) delivery of and payment for the Securities.

         SECTION 9. Termination of Agreement.

         (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the Nasdaq National Market or in the New York Stock Exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided, further, that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Selling Shareholder to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company and the Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements as based on the advice of counsel to such party. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

         SECTION 11. Default by the Selling Shareholder or the Company. (a) If the Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which the Selling Shareholder are obligated to sell hereunder, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the Selling Shareholder, either (i) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (ii) elect to purchase the Securities which the Company has agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve the Selling Shareholder so defaulting from liability, if any, in respect of such default.

         In the event of a default by the Selling Shareholder as referred to in this Section 11, each of the Representatives and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

         (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Company from liability, if any, in respect of such default.

         SECTION 12. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, each of the Company and the Selling Shareholder (and each employee, representative or other agent of each of the Company and the Selling Shareholder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

         SECTION 13. Miscellaneous. (a) The Company and the Selling Shareholder acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company and the Selling Shareholder, on the one hand, and the several Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, the Selling Shareholder, or their respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters) and no Underwriter has any obligation to the Company or the Selling Shareholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or the Selling Shareholder, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and each of the Company and the Selling Shareholder has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

         SECTION 14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at 4 World

Financial Center, New York, New York 10080, attention Office of the General Counsel; notices to the Company shall be directed to it at 1701 East Market Street, Jeffersonville, Indiana 47130, attention of General Counsel; and notices
to the Selling Shareholder shall be directed to      , attention of      .

         SECTION 15. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 17. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         SECTION 19. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholder in accordance with its terms.


                                          Very truly yours,

                                          AMERICAN COMMERCIAL LINES INC.


                                          By
                                             -----------------------------------
                                             Name:
                                             Title:

                                          GVI HOLDINGS, INC.


                                          By
                                             -----------------------------------
                                             Name:
                                             Title:
                                             As Attorney-in-Fact acting on
                                             behalf of the Selling Shareholder
                                             named in Schedule B hereto


CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                    INCORPORATED

UBS Securities LLC

BY: MERRILL LYNCH, PIERCE, FENNER & SMITH
                    INCORPORATED

By
  ---------------------------------------
           Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                  Number of
Name of Underwriter                                           Initial Securities
                                                              ------------------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated......................
UBS Securities LLC............................
Credit Suisse First Boston LLC................
Deutsche Bank Securities Inc..................
                                                              ------------------

         Total................................
                                                              ==================


                                    Sch A-1

                                   SCHEDULE B


                                     Number of Initial       Maximum Number of Option
                                   Securities to be Sold       Securities to Be Sold
                                   ---------------------     ------------------------
AMERICAN COMMERCIAL LINES INC.

GVI HOLDINGS, INC.


Total.........................


                                    Sch B-1

SCHEDULE C

                         AMERICAN COMMERCIAL LINES INC.
                                 Shares of Common Stock
                           (Par Value $0.01 Per Share)

1. The initial public offering price per share for the Securities, determined as
provided in said Section 2, shall be $     .

2. The purchase price per share for the Securities to be paid by the several
Underwriters shall be $     , being an amount equal to the initial public
offering price set forth above less $      per share; provided, that the
purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.


                                    Sch C-1

                                   SCHEDULE D

1.       Christopher Black
2.       Paul Brotzge
3.       Eugene Davis
4.       Lisa Fleming
5.       Nick Fletcher
6.       Mark Holden
7.       Richard Huber
8.       Karl Kintzele
9.       Nils Larsen
10.      Jerry Linzey
11.      Michael Monahan
12.      Martin Pepper
13.      R. Barker Price
14.      Emanuel Rouvelas
15.      William Schmidt
16.      R. Christopher Weber
17.      W. N. Whitlock
18.      Clayton Yeutter
19.      Samuel Zell
20.      Great American Management and Investment, Inc.
21.      GVI Holdings, Inc.
22.      SZ Investments, L.L.C.


                                    Sch D-1

                                                                       Exhibit A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                   TO BE DELIVERED PURSUANT TO SECTION 5(b)(i)

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

         (iii) The Company is duly qualified to transact business as a foreign corporation and is in good standing in the states identified in such opinion.

         (iv) The Company has authorized capital stock as set forth in the Prospectus and the issuance of the outstanding shares of capital stock of the Company was not subject to preemptive rights under the terms of the Delaware General Corporation Law (the "DGCL") or the Company's Certificate of Incorporation.

         (v) The shares of Common Stock outstanding prior to the issuance and sale of the Initial Securities to be sold by the Company pursuant to the Purchase Agreement (including the Securities to be sold by the Selling Stockholder pursuant to the Purchase Agreement) have been duly authorized and validly issued and are fully paid and non-assessable.

         (vi) The Initial Securities to be sold by the Company pursuant to the Purchase Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Initial Securities is or will be subject to personal liability pursuant to the DGCL by reason of being such a holder.

         (vii) The issuance of the Initial Securities to be sold by the Company pursuant to the Purchase Agreement is not subject to preemptive rights under the terms of the DGCL or the Company's Certificate of Incorporation.

         (viii) Each of American Commercial Lines LLC, Louisiana Dock Company LLC, Jeffboat LLC, American Commercial Terminals LLC, American Commercial Barge Line LLC, Vessel Leasing LLC, and American Commercial Lines International LLC (the "Specified Subsidiaries") has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. Each Specified Subsidiary has the requisite limited liability company power and authority to own, lease and operate its respective properties and to conduct its business as described in the Prospectus, and each Specified Subsidiary is duly qualified to transact business as a foreign limited liability company and is in good standing in the states identified in such opinion.

         (ix) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         (x) The staff of the Division of Corporation Finance of the Commission has advised us that the Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (xi) The Registration Statement, including any Rule 462(b) Registration Statement, and the Rule 430A Information, the Prospectus, and each amendment or supplement to the Registration Statement and Prospectus, as of their respective effective or issue dates (other than the financial statements and schedules and financial data included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

         (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the DGCL, with any applicable requirements of the Company's Certificate of Incorporation and by-laws and with the requirements of the Nasdaq National Market.

         (xiii) Statements in the Prospectus under "Description of Capital Stock--Common Stock," "Description of Capital Stock--Preferred Stock" and "Description of Capital Stock - Indemnification and Limitation of Director and Officer Liability" and in the Registration Statement under Item 14, to the extent that such statements constitute matters of law, summaries of legal matters, the Company's Certificate of Incorporation and by-laws, or legal conclusions, have been reviewed by us and are correct summaries in all material respects of the information required by Regulation S-K promulgated by the Commission with respect to such matters.

         (xiv) Statements in the Prospectus under "Material U.S. Federal Income Tax Considerations for Non-U.S. Holders," to the extent such statements constitute matters of law, summaries of legal matters or legal conclusions, have been reviewed by us and are correct in all material respects.

         (xv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any United States federal or New York state court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery by the Company of the Purchase Agreement or for the offering, issuance, sale or delivery of the Initial Securities by the Company.

         (xvi) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") by the Company and compliance by the Company with its obligations under the Purchase Agreement do not, whether with or without the giving of notice or lapse of time or both,
(a) constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract filed (or incorporated by reference) as an exhibit to the Registration Statement to which the Company or any Subsidiary is a party or (b) violate (i) the Certificate of Incorporation or by-laws of the Company or (ii) any United States federal or New York state law, statute, rule or regulation known to us.

         (xvii) The Company is not required, and upon the issuance and sale by the Company of the Initial Securities as contemplated in the Prospectus and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an "investment company" under the 1940 Act.

         In the course of the preparation of the Registration Statement and the Prospectus, we have considered the information set forth therein in light of the matters required to be set forth therein and we have participated in conferences with representatives of the Underwriters and officers and representatives of the Company, including its internal counsel and independent public accountants, during the course of which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have not made any independent check or verification thereof (except as set forth in paragraphs (iv), (xiii) and (xiv) above), no facts have come to our attention that cause us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information, (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we express no belief), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we express no belief), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials and the order of the Bankruptcy Court in connection with the emergence of the Company's subsidiaries from bankruptcy protection. Such opinion shall be limited to the laws of the State of New York and the federal laws of the United States and the DCGL. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

         Such opinion may state that: to comply with certain Treasury regulations, we inform you that (i) any U.S. federal tax advice contained herein was written to support the promotion and marketing by others of shares of Common Stock of the Company, (ii) any U.S. federal tax advice contained herein was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person and (iii) each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

                                                                       Exhibit B


                  FORM OF OPINION OF COMPANY'S GENERAL COUNSEL
                  TO BE DELIVERED PURSUANT TO SECTION 5(b)(ii)

         (i) The Company has issued and outstanding capital stock as set forth in the Prospectus.

         (ii) To my knowledge, the issuance of the outstanding shares of capital stock of the Company was not in violation of any agreement to which the Company was a party.

         (iii) To my knowledge, the issuance of the Initial Securities to be sold by the Company pursuant to the Purchase Agreement is not in violation of any agreement to which the Company is a party.

         (iv) Except as otherwise disclosed in the Prospectus all of the membership interests of each Specified Subsidiary are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding membership interests of any Specified Subsidiary was issued in violation of preemptive rights under the terms of such Specified Subsidiary's limited liability company agreement or other similar rights of any securityholder of such Specified Subsidiary, or, to my knowledge, any agreement to which such Specified Subsidiary is a party.

         (v) To my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder, except as described in the Prospectus.

         (vi) Statements in the Prospectus under "Business--Facilities," "Business--Government Regulation," "Business--Environmental Regulation," "Business--Occupational Health and Safety Matters" and "Business--Litigation," to the extent that such statements constitute matters of law, summaries of legal matters, the Company's Certificate of Incorporation and by-laws or legal proceedings, or legal conclusions, have been reviewed by me and are correct summaries in all material respects.

         (vii) To my knowledge, copies of all contracts and other documents required by Regulation S-K promulgated by the Commission to be filed or incorporated by reference as exhibits to, or described in, the Registration Statement have been so filed with the Commission or correctly described in all material respects in the Registration Statement, as the case may be.

         (viii) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") by the Company and compliance by the Company with its obligations under the Purchase Agreement do not, whether with or without the giving of notice or lapse of time or both,
(a) constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract filed (or incorporated by reference) as an exhibit to the Registration Statement to which the Company or any subsidiary is a party (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), (b) violate (i) the charter or by-laws or limited liability company agreement of any subsidiary, (ii) any federal or Indiana state law, statute, rule or regulation known to me or (iii) any judgment, order, writ or decree issued, to my knowledge, by any domestic or foreign governmental agency, instrumentality or court having jurisdiction over the Company or any subsidiary, or any of their respective properties, assets or operations, and which, expressly by its terms, is binding upon the Company or any subsidiary.

         (ix) To the best of my knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, except as described in the Prospectus.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent she deems proper, on certificates of responsible officers of the Company and public officials and the order of the Bankruptcy Court in connection with the emergence of the Company's subsidiaries from bankruptcy protection. Such opinion shall be limited to the laws of the State of Indiana and the federal laws of the United States. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit C

             FORM OF OPINION OF COUNSEL FOR THE SELLING SHAREHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

         (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Shareholder for the performance by the Selling Shareholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

         (ii) The Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by the Selling Shareholder and constitutes the valid and binding agreement of the Selling Shareholder in accordance with its terms.

         (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

         (iv) The Attorney-in-Fact has been duly authorized by the Selling Shareholder to deliver the Securities on behalf of the Selling Shareholder in accordance with the terms of the Purchase Agreement.

         (v) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Shareholder with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Shareholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholder or any of its properties.

         (vi) The Selling Shareholder has valid title to, or a valid security entitlement in respect of, the Securities to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities and other encumbrances, and the Selling Shareholder has the legal right and power, and all authorization and approval required by law, to enter into the Purchase Agreement and the Power of Attorney and Custody Agreement of the Selling Shareholder and to sell, transfer and deliver the Securities to be sold by the Selling Shareholder.

         (vii) Upon payment of the purchase price for the Securities to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such Securities, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Securities in the name of Cede or such other nominee and the crediting of such Securities on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any "adverse claim", within the meaning of Section 8-105 of the UCC, to such Securities), (A) DTC shall be a

"protected purchaser", within the meaning of Section 8-303 of the UCC, of such Securities and will acquire its interest in the Securities (including, without limitation, all rights that the Selling Shareholder had or has the power to transfer in such Securities) free and clear of any adverse claim within the meaning of Section 8-102 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Securities and (C) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any "adverse claim", within the meaning of Section 8-102 of the UCC, to such Securities may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation", within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

                                                                       Exhibit D

         FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS
                            PURSUANT TO SECTION 5(k)

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated,
UBS SECURITIES LLC,
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
               Incorporated

4 World Financial Center
New York, New York  10080
             Re:      Proposed Public Offering by American Commercial Lines Inc.


Ladies and Gentlemen:

         In connection with the proposed public offering by American Commercial Lines Inc., a corporation organized under the laws of Delaware (the "Company"), the undersigned understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and UBS Securities LLC ("UBS") propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the Selling Shareholders providing for the public offering (the "Public Offering") of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch and UBS, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed (in the undersigned's capacity as a stockholder), any registration statement under the Securities Act of 1933, as amended, except as contemplated by the Purchase Agreement, with respect to any of the foregoing (collectively, the "Lock-Up Securities") or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

         Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch and UBS, provided that (1) Merrill Lynch and UBS shall have received a duplicate form of this lock-up agreement from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission or otherwise by any such party (other than a filing on a Form 5) and (4) the undersigned does not otherwise voluntarily effect any such public filing or report regarding such transfers:

         (i)      as a bona fide gift or gifts; or

         (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

         (iii) as a distribution to limited partners, members or stockholders of the undersigned, to the undersigned's affiliates or to any investment fund or other entity controlled or managed by the undersigned; or

         (iv) to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent.

         For purposes of this lock-up agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned (1) from the underwriters through a directed share program conducted as part of the Public Offering or (2) on the open market following the Public Offering if and only if, in the case of (2) above, (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales, in each case (i) or (ii) above within one week of such sale.

         Neither Merrill Lynch nor UBS will agree to any amendment, release or waiver with respect to any lock-up agreement of an officer or director of the Company or any stockholder which beneficially owns (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, and including beneficial ownership by any group, as such term is used in Rule 13d-5 of such
Act) more than 5% of the Company's Common Stock immediately before the offering as reflected in the final prospectus relating to such Public Offering (or as reflected in the initial filing of the registration statement related to the Public Offering), without the prior approval of a majority of the Company's board of directors.

         The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

         This lock-up agreement shall automatically terminate upon the earlier of (i) the termination of the Purchase Agreement if the Purchase Agreement is terminated prior to the Closing Date (as such term is defined in the Purchase Agreement) in accordance with its terms and (ii) either Merrill Lynch and UBS, on the one hand, or the Company, on the other hand, advising the other, prior to the execution of the Purchase Agreement, that it has determined not to proceed with the Public Offering.

                                                                       Exhibit E

                  FORM OF LOCK-UP FROM HY I INVESTMENTS, L.L.C.
                            PURSUANT TO SECTION 5(k)

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated,
UBS SECURITIES LLC,
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
               Incorporated

4 World Financial Center
New York, New York  10080
             Re:      Proposed Public Offering by American Commercial Lines Inc.


Ladies and Gentlemen:

         In connection with the proposed public offering by American Commercial Lines Inc., a corporation organized under the laws of Delaware (the "Company"), the undersigned understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and UBS Securities LLC ("UBS") propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the Selling Shareholders providing for the public offering (the "Public Offering") of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch and UBS, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed (in the undersigned's capacity as a stockholder), any registration statement under the Securities Act of 1933, as amended, except as contemplated by the Purchase Agreement, with respect to any of the foregoing (collectively, the "Lock-Up Securities") or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

         Notwithstanding the foregoing, prior to the commencement of trading on the first trading day after the execution and delivery of the Purchase Agreement, the undersigned may transfer, directly or indirectly, without consideration, to each of the individuals identified on Schedule 1 hereto, the number of Lock-Up Securities set forth opposite such individual's names on said
Schedule 1, without condition, and such individuals and such securities shall not be subject to the restrictions contained in this lock-up agreement or any other lock-up agreement not executed and delivered by such individual.

         In addition, notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch and UBS, provided that (1) Merrill Lynch and UBS shall have received a duplicate form of this lock-up agreement from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission or otherwise by any such party (other than a filing on a Form 5) and (4) the undersigned does not otherwise voluntarily effect any such public filing or report regarding such transfers:

         (v)      as a bona fide gift or gifts; or

         (vi) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

         (vii) as a distribution to limited partners, members or stockholders of the undersigned, to the undersigned's affiliates or to any investment fund or other entity controlled or managed by the undersigned; or

         (viii) to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent.

         For purposes of this lock-up agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned (1) from the underwriters through a directed share program conducted as part of the Public Offering or (2) on the open market following the Public Offering if and only if, in the case of (2) above, (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales, in each case (i) or (ii) above within one week of such sale.

         Neither Merrill Lynch nor UBS will agree to any amendment, release or waiver with respect to any lock-up agreement of an officer or director of the Company or any stockholder which beneficially owns (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, and including beneficial ownership by any group, as such term is used in Rule 13d-5 of such
Act) more than 5% of the Company's Common Stock immediately before the offering as reflected in the final prospectus relating to such Public Offering (or as reflected in the initial filing of the registration statement related to the Public Offering), without the prior approval of a majority of the Company's board of directors.

         The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

         This lock-up agreement shall automatically terminate upon the earlier of (i) the termination of the Purchase Agreement if the Purchase Agreement is terminated prior to the Closing Date (as such term is defined in the Purchase Agreement) in accordance with its terms and (ii) either Merrill Lynch and UBS, on the one hand, or the Company, on the other hand, advising the other, prior to the execution of the Purchase Agreement, that it has determined not to proceed with the Public Offering.


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